UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                           Feb 28, 2005 Date of Report
                        (Date of earliest event reported)


                     Defense Industries International, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                  000-30105                84-1421483
(State or other jurisdiction       (Commission      (IRS Employer Identification
       of incorporation)           File Number)                No.)


           Industrial Zone Erez, P.O. Box 779, Ashkelon 78101, Israel
              (Address of principal executive offices and zip code)


                               011-972-7-689-1661
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 1.01         ENTRY INTO A MATERIAL DEFENTIVE AGREEMENT

     On March 2, 2005, the Registrant announced that on February 28, 2005 it had signed a definitive agreement with Owen Mills Company and Michael M. Ratner to acquire all of the outstanding shares of Owen Mills Company for consideration consisting of cash and the Registrant's common stock.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Press Release dated March 2, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 2, 2005                       Defense Industries International, Inc.

                                          (Registrant)

                                          By: /s/ Joseph Postbinder
                                          -------------------------
                                          Joseph Postbinder
                                          Chief Executive Officer